SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Latin America Equity Fund
The following information relating to the fund is added under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:
Effective October 1, 2019, DWS Latin America Equity Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 1.000% on the first $400 million of the fund’s average daily net assets, 0.900% on the next $400 million of the fund’s average daily net assets, and 0.800% of the fund’s average daily net assets thereafter. Prior to October 1, 2019, DWS Latin America Equity Fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 1.165% on the first $400 million of the fund’s average daily net assets, 1.065% on the next $400 million of the fund’s average daily net assets, and 0.965% of the fund’s average daily net assets thereafter.
Please Retain This Supplement for Future Reference
September 23, 2019
PROSTKR-82